U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2009

SYNC2 ENTERTAINMENT CORPORATION

(Exact name of small business issuer as specified in its charter)

Nevada	333-141875	20-5879021
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(IRS Employer Identification Number)

439 West Bockman Way Sparta, TN	79110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (931) 837-5344

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2009, Sync2 Agency, Ltd. (“Sync2”), a wholly-owned subsidiary of Sync2 Entertainment, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Devlin eBusiness Architects, Inc., a Canadian corporation (“Devlin”).  Under the terms of the Agreement, Sync2 will purchase substantially all of the property, assets and undertakings of the business carried on in Devlin’s Vancouver, B.C. location.  In consideration of this acquisition, Sync2 has agreed to pay $766,500 (Canadian), to be paid as follows:  $391,00 at closing and equal payments of $125,166.67 each to be made March 31, 2009, June 30, 2009 and September 30, 2009.  Other than in respect of the Agreement, there are no material relationships between Sync2 or the Company and Devlin.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a)  Financial Statements

None

b)  Exhibits

10.1

Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SYNC2 ENTERTAINMENT CORP.

Date:  February _____, 2009

/s/ John Moore

           John Moore, CFO